IMPAIRMENT OF ASSETS	6 Months Ended
Jun. 30, 2019
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 6 — IMPAIRMENT OF ASSETS

Non-current oil and gas assets

At 30 June 2019, the Group reassessed the carrying amount of its non‐current Eagle Ford assets for indicators of impairment or whether there was any indication that an impairment loss may no longer exist or may have decreased in accordance with the Group’s accounting policy.  As at 30 June 2019, the Company’s market capitalisation was lower than the net book value of the Company’s net assets, which is deemed to be an indicator of impairment as described by IAS 36. As a result, the Company believes that under the prescribed accounting guidance there was indication that an impairment may exist related to its development and production assets and performed an impairment analysis.  There was no indication of impairment or reversal of impairment related to its exploration and evaluation assets.

The Company estimated the value-in-use (“VIU”) of the development and production assets using the income approach (Level 3 on fair value hierarchy) based on the estimated discounted future cash flows from the assets.  The model took into account management’s best estimate for pricing and discount rates, as described below.

Future commodity price assumptions are based on the Group’s best estimates of future market prices with reference to bank price surveys, external market analysts’ forecasts, and forward curves.  Future prices ($ per Bbl) used for the 30 June 2019 VIU calculation were as follows:

	1 July 2019- 30 June 2020	1 July 2020- 30 June 2021	1 July 2021- 30 June 2022	1 July 2022- 30 June 2023	1 July 2023- 30 June 2024	1 July 2024 and thereafter
Oil (WTI)	$57.50	$60.00	$62.50	$65.00	$67.50	$70.00
Oil (Brent)	$65.00	$66.00	$67.00	$68.00	$69.00	$70.00

The pre-tax discount rates that have been applied to the development and production assets were 10.0% and 20.0% for proved developed producing and proved undeveloped properties, respectively.

Management’s estimate of the recoverable amount using the VIU model as at 30 June 2019 exceeded the carrying cost of development and production and therefore no impairment was required.

Dimmit County Assets Held For Sale

In accordance with IFRS 5, assets held for sale are to be measured at the lower of fair value less cost to sell (“FVLCS”) or the carrying value of the assets. In July 2019, the Company entered into a definitive agreement to sell the Dimmit County assets for $16.5 million, plus reimbursement for capital expenditures for two wells drilled, completed and equipped subsequent to effective date (approximately $13.0 million), less other customary effective date closing date adjustments (estimated at $6.2 million).  The Company expects to close on the sale in late September 2019.  The effective date of the transaction will be 1 November 2018.   The Company wrote down the asset group to the expected adjusted purchase price proceeds, less anticipated external broker marketing costs, which resulted in year-to-date impairment expense of $9.2 million.  Depletion is not recorded for the disposal group when classified for sale.  Any further adverse changes in any of the key assumptions may result in future impairments or a loss on sale at the time of disposition if and when the disposal group is sold.

Cooper Basin

The Company recorded impairment expense of $20 thousand during the six months ended 30 June 2019 for additional costs incurred by the operator and billed to the Company (net to its interest) at the Cooper Basin during the period.  The Company continues to carry the asset value at nil value.  Impairment totaled $0.7 million during the six months ended 30 June 2018.